UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2024

SLAM CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40094	98-1211848
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 Hudson Yards, 47th Floor, Suite C

New York, NY 10001

(Address of Principal Executive Offices) (Zip Code)

(646) 762-8580

(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-fourth of one redeemable warrant	SLMUF	OTCQX® Best Market
Class A Ordinary Shares included as part of the units	SLAMF	OTCQX® Best Market
Redeemable Warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	SLMWF	OTCQX® Best Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed on December 9, 2024, Slam Corp. (“Slam” or the “Company”) convened and then adjourned until December 16, 2024, at 10:00 a.m., Eastern Time, without conducting any other business, an extraordinary general meeting of Slam (the “Shareholder Meeting”) relating to its previously announced proposed amendment to the Company’s amended and restated memorandum and articles of association to (i) extend the date (the “Termination Date”) by which Slam has to consummate a Business Combination (as defined below) from December 25, 2024 to January 25, 2025 (the “Articles Extension Date”) and to allow the Company, without another shareholder vote, to elect to extend the Termination Date to consummate a Business Combination on a monthly basis for up to eleven times by an additional one month each time after the Articles Extension Date, by resolution of the board of directors of Slam, if requested by Slam Sponsor, LLC, a Cayman Islands limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until December 25, 2025 or a total of up to eleven additional months after the Articles Extension Date, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”), (ii) to permit for the issuance of Class A ordinary shares, par value $0.0001 per share, (the “Class A Ordinary Shares” or the “Public Shares”) to holders of the Company’s Class B ordinary shares, par value $0.0001 per share, (the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”), upon the exercise of the right of a holder of the Class B Ordinary Shares to convert such holder’s Class B Ordinary Shares into Class A Ordinary Shares on a one-for-one basis at any time and from time to time prior to the closing of an initial Business Combination at the election of the holder (the “Founder Share Amendment Proposal”). The Company filed a definitive proxy statement, with the Securities and Exchange Commission (the “SEC”) on November 25, 2024 as supplemented by the additional definitive proxy materials filed on December 2, 2024 and December 9, 2024 (the “Proxy Statement”).

Redemption Withdrawals.

The Company plans to convene and then adjourn the Shareholder Meeting, without conducting any other business scheduled to be held on December 16, 2024 at 10:00 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022 and via a virtual meeting. At the Shareholder Meeting, the Company plans to inform its shareholders that the Shareholder Meeting will be adjourned to 10:00 a.m., Eastern Time, on December 18, 2024. In connection with the adjournment of the Shareholder Meeting, Slam is reopening and extending the deadline for its shareholders to withdraw any previously delivered demand for redemption of their Public Shares, to 9:00 a.m., Eastern Time, on December 18, 2024. The number of Public Shares currently tendered for redemption is 8,942,713. If a shareholder has previously submitted a request to redeem its Public Shares in connection with the Shareholder Meeting and would like to reverse such request, such shareholder may contact Slam’s transfer agent, Continental Stock Transfer & Trust Company at spacredemptions@continentalstock.com.

Trust Account Waiver.

In connection with the Shareholder Meeting, the Company will waive its right to the funds in Slam’s trust account established to hold a portion of the proceeds from Slam’s initial public offering and the concurrent sale of the private placement warrants (the “Trust Account”), including any interest thereon, and Slam will not now or in the future, use funds from the Trust Account to pay for any dissolution expenses in connection with the liquidation of the Trust Account.

Conversion of Class B Ordinary Shares.

The Sponsor has informed the Company that it expects to convert an aggregate of 14,374,000 Class B Ordinary Shares into Public Shares on a one-for-one basis the next business day following the Shareholder Meeting. The Sponsor has agreed to waive any right to receive funds from the Company’s Trust Account with respect to the Public Shares received upon such conversion and will acknowledge that such shares will be subject to all of the restrictions applicable to the original Class B Ordinary Shares under the terms of that certain letter agreement, dated as of February 22, 2021, by and among the Company and its initial shareholders, directors and officers, and that certain letter agreement, dated as of February 4, 2024, by and among, the Company, Lynk Global, Inc. (“Lynk”), the Company’s directors and officers, the Sponsor and other parties thereto.

Updates to Proxy Statement Disclosure.

Slam has announced that the Sponsor (or one or more of its affiliates, members or third-party designees) will make contributions to Slam’s Trust Account following the approval and implementation of Proposals 1 and 2 as described in the Proxy Statement. In addition, the Company has announced that it is now seeking a shorter three-month extension of the date by which the Company has to complete a Business Combination, with the ability to extend such Termination Date on a monthly basis for an additional three months without approval of the Company’s shareholders. Further details are provided in the updates to the disclosure below, with the aim to retain at least 2,000,000 Public Shares.

The below disclosure in the letter to shareholders and page 10 in the Proxy Statement is amended as follows to add the bold and underlined text to such paragraph and to delete the ~~bold and stricken~~ text from such paragraph:

Proposal No. 1 — Extension Amendment Proposal — To amend, by way of special resolution, Slam’s Memorandum and Articles of Association to extend the date (the “Termination Date”) by which Slam has to consummate a business combination (the “Articles Extension”) from December 25, 2024 (the “Second Amended Termination Date”) to ~~January~~March 25, 2025 (the “Articles Extension Date”) and to allow Slam, without another shareholder vote, to thereafter elect to extend the Termination Date to consummate a business combination on a monthly basis for up to ~~eleven~~three times by an additional one month each time after the Articles Extension Date, by resolution of Slam’s board of directors (the “Board”), if requested by Slam Sponsor, LLC, a Cayman Islands limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until ~~December~~June 25, 2025 (each, an “Additional Articles Extension Date”), or a total of up to ~~eleven~~three months after the Articles Extension Date, unless the closing of a business combination shall have occurred prior thereto (the “Extension Amendment Proposal”).

The below disclosure in the third paragraph of the notice of an extraordinary general meeting in the Proxy Statement is amended as follows to add the bold and underlined text to such paragraph and to delete the ~~bold and stricken~~ text from such paragraph:

You are cordially invited to attend the Shareholder Meeting that will be held for the purpose of considering and voting on (i) an extension amendment proposal to amend, by way of special resolution, the Memorandum and Articles of Association to extend the date (the “Termination Date”) by which Slam has to consummate a Business Combination (as defined below) (the “Articles Extension”) from December 25, 2024 (the “Second Amended Termination Date”) to ~~January~~March 25, 2025 (the “Articles Extension Date”) and to allow Slam, without another shareholder vote, to elect to extend the Termination Date to consummate a Business Combination on a monthly basis for up to ~~eleven~~three times by an additional one month each time after the Articles Extension Date, by resolution of Slam’s board of directors (the “Board”), if requested by Slam Sponsor, LLC, a Cayman Islands limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until ~~December~~June 25, 2025 (each, an “Additional Articles Extension Date”) or a total of up to ~~eleven~~three additional months after the Articles Extension Date, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”) , (ii) a founder share amendment proposal to amend, by way of special resolution, Slam’s Memorandum and Articles of Association (the “Founder Share Amendment,” and such proposal, the “Founder Share Amendment Proposal”) to permit for the issuance of Class A ordinary shares (the “Class A Ordinary Shares”) to holders of the Company’s Class B ordinary shares, par value of US$0.0001 (the “Founder Shares” or “Class B Ordinary Shares”), upon the exercise of the right of a holder of the Class B Ordinary Shares to convert such holder’s Class B Ordinary Shares into Class A Ordinary Shares on a one-for-one basis at any time and from time to time prior to the closing of an initial Business Combination at the election of the holder and (iii) an adjournment proposal to adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, if necessary, (a) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Slam ordinary shares represented (either in person or by proxy) to constitute a quorum necessary to conduct business at the shareholder meeting or to approve the Extension Amendment Proposal or Founder Share Amendment Proposal or (b) where the Board has determined it is otherwise necessary (the “Adjournment Proposal”), each as more fully described below in the accompanying proxy statement, which is dated November 25, 2024, and is first being mailed to shareholders on or about that date. (emphasis added)

The below disclosure on page 21 in the Proxy Statement is amended as follows to add the bold and underlined text to such paragraph and to delete the ~~bold and stricken~~ text from such paragraph:

Proposal No. 1 — Extension Amendment Proposal — To amend, by way of special resolution, Slam’s Memorandum and Articles of Association to extend the Termination Date by which Slam has to consummate a Business Combination from December 25, 2024 to ~~January~~March 25, 2025 and to allow Slam, without another shareholder vote, to thereafter elect to extend the Termination Date to consummate a business combination on a monthly basis for up to ~~eleven~~three times by an additional one month each time after the Articles Extension Date, by resolution of Slam’s Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until ~~December~~June 25, 2025, or a total of up to ~~eleven~~three months after the Articles Extension Date, unless the closing of a Business Combination shall have occurred prior thereto. (emphasis added)

The below disclosure in the letter to shareholders, notice of an extraordinary general meeting, pages 10, 16, 22 and 28 in the Proxy Statement is amended as follows to add the bold and underlined text to such paragraph and to delete the ~~bold and stricken~~ text from such paragraph:

If the Extension Amendment Proposal is approved and the Articles Extension becomes effective, within five business days of the date of the Shareholder Meeting, the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall make a deposit into the Trust Account (as defined herein) of the lesser of (a) US$100,000 or (b) US$0.05 for each Public Share that is not redeemed in connection with the Shareholder Meeting, in exchange for a non-interest bearing, unsecured promissory note. In addition, within five business days of each of January 25, 2025 and February 25, 2025 the Lender will make a deposit into the Trust Account of the lesser of (a) US$100,000 or (b) $US0.05 for each Public Share that is not redeemed in connection with the Shareholder Meeting. ~~i~~In the event that Slam has not consummated a Business Combination by ~~January~~March 25, 2025, without approval of Slam’s public shareholders, Slam may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to ~~eleven~~ three times, each by one additional month (for a total of up to ~~eleven~~three additional months to complete a Business Combination)~~.~~, provided that the Lender will deposit the lesser of (a) US$100,000 or (b) US$0.05 for each Public Share that is not redeemed in connection with the Shareholder Meeting for each such monthly extension, for an aggregate deposit of up to (a) US$300,000 or (b) US$0.15 for each Public Share (if all three additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by Slam to the Lender. If Slam completes a Business Combination, it will repay the amounts loaned under the promissory note. If Slam does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. (emphasis added)

The below disclosure in the letter to shareholders, notice of an extraordinary general meeting, pages 15 and 28 in the Proxy Statement is amended as follows to add the bold and underlined text to such paragraph and to delete the ~~bold and stricken~~ text from such paragraph

If the Extension Amendment Proposal is not approved or the Articles Extension is not implemented, and a Business Combination is not completed on or before the Termination Date, Slam will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Slam (less taxes payable ~~and up to $100,000 of interest to pay dissolution expenses~~), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Slam’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to Slam’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to the Warrants, which will expire worthless in the event Slam dissolves and liquidates the Trust Account. (emphasis added)

The below disclosure in the notice of the shareholder meeting, page 31 of the Proxy Statement and in the Proxy Card is amended as follows to add the bold and underlined text to such paragraph and to delete the ~~bold and stricken~~ text from such paragraph:

Proposal No. 1 — Extension Amendment Proposal — RESOLVED, as a special resolution that:

a)	Article 49.7 of Slam’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.7:

“In the event that the Company does not consummate a Business Combination upon the date which is the later of (i) 25 ~~January~~March 2025 (or 25 ~~December~~June 2025, if applicable under the provisions of this Article 49.7) and (ii) such later date as may be approved by the Members in accordance with the Articles (in any case, such date being referred to as the “Termination Date”), the Company shall (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable ~~and up to US$100,000 of interest to pay dissolution expenses~~), divided by the number of the then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.

Notwithstanding the foregoing or any other provisions of the Articles, in the event that the Company has not consummated a Business Combination within ~~forty-seven~~forty-nine months from the closing of the IPO, the Company may, without another vote of the Members, elect to extend the date to consummate the Business Combination on a monthly basis for up to ~~eleven~~three times by an additional one month each time after the ~~forty-seventh~~forty-ninth month from the closing of the IPO, by resolution of the Directors, if requested by the Sponsor in writing, and upon five days’ advance notice prior to the applicable Termination Date, until ~~fifty-eight~~fifty-two months from the closing of the IPO~~.”~~, provided that the Sponsor (or one or more of its Affiliates, members or third-party designees) (the “Lender”) will make a deposit into the Trust Account of the lesser of (a) US$100,000 or (b) US$0.05 for each Public Share that is not redeemed in connection with the Shareholder Meeting for each such monthly extension, for an aggregate deposit of up to (a) US$300,000 or (b) US$0.15 for each Public Share (if all three additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured promissory note issued by the Company to the Lender. If the Company completes a Business Combination, it will repay the amounts loaned under the promissory note. If the Company does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.” (emphasis added)

b)	Article 49.8(a) of Slam’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 49.8(a):

“to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or to redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within ~~forty-six~~forty-nine months (or up to ~~fifty-eight~~fifty-two months, if applicable under the provisions of Article 49.7) from the consummation of the IPO.” (emphasis added)

Additional Information and Where to Find It

The Extension Proxy Statement was mailed to the Company’s shareholders of record on or about November 25, 2024. Investors and security holders of the Company are advised to read the Extension Proxy Statement because it contains important information about the Shareholder Meeting and the Company. Investors and security holders of the Company may also obtain a copy of the Extension Proxy Statement, as well as other relevant documents that the Company has or will file with the SEC, without charge and once available, at the SEC’s website at www.sec.gov or by directing a request to: Slam Corp., 55 Hudson Yards, 47th Floor, Suite C, New York, NY 10001.

This Current Report on Form 8-K (this “Report”) relates to the business combination involving Lynk, Slam, the Sponsor, Lynk Global Holdings, Inc., a Delaware corporation, (“Topco”), Lynk Merger Sub 1, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub 1”) and Lynk Merger Sub 2, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub 2”) (the “Business Combination”). In connection with the Business Combination, Slam and Topco filed with the SEC a registration statement on Form S-4 (the “Registration Statement”) on February 14, 2024, which includes a preliminary proxy statement/prospectus of Slam and a preliminary prospectus of Topco relating to the shares of common stock of Topco, par value $0.00001 per share, to be issued in connection with the Business Combination. This Report is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that Slam or Topco have filed or will file with the SEC or send to its shareholders in connection with the Business Combination. This Report does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to form the basis for any investment decision or any other decision in respect of such matters.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SLAM’S SHAREHOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY AMENDMENTS THERETO AND ANY OTHER DOCUMENTS FILED BY SLAM OR TOPCO WITH THE SEC IN CONNECTION WITH THE BUSINESS COMBINATION OR INCORPORATED BY REFERENCE THEREIN IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE BUSINESS COMBINATION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION AND THE PARTIES TO THE BUSINESS COMBINATION.

Participants in the Solicitation

The Company and certain of its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the proposals to be considered and voted on at the Shareholder Meeting. Information concerning the interests of the directors and executive officers of the Company is set forth in the Extension Proxy Statement, which may be obtained free of charge from the sources indicated above.

This Report may be deemed solicitation material in respect of the Business Combination. Slam, the Sponsor, Lynk, Topco, Merger Sub 1, Merger Sub 2 and certain of their respective directors and officers may be deemed participants in the solicitation of proxies from Slam’s shareholders in connection with the Business Combination. Slam’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the names and interests in the Business Combination of Slam’s directors and officers in Slam’s filings with the SEC, including Slam’s initial public offering prospectus, which was filed with the SEC on February 24, 2021, Slam’s subsequent annual reports on Form 10-K and quarterly reports on Form 10-Q. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Slam’s shareholders in connection with the Business Combination will be included in the definitive proxy statement/prospectus relating to the Business Combination when it becomes available. You may obtain free copies of these documents, when available, as described in the preceding paragraphs.

No Offer or Solicitation

This Report is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The Business Combination will be implemented solely pursuant to the Business Combination Agreement, filed as an exhibit to the Current Report on Form 8-K filed by Slam with the SEC on February 5, 2024, as amended, from time to time, which contains the full terms and conditions of the Business Combination. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Forward Looking Statements

Certain statements made in this Report, and oral statements made from time to time by representatives of Slam, Topco and Lynk are “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may generally be identified by the use of words such as “estimate,” “projects,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “should,” “future,” “propose,” “potential,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the financial position, business strategy and the plans and objectives of management for future operations including as they relate to the Business Combination and related transactions, including the anticipated financing, pricing and market opportunity, the satisfaction of closing conditions to the Business Combination and related transactions, the level of redemptions by Slam’s public shareholders and the timing of the completion of the Business Combination, including the anticipated closing date of the Business Combination and the use of the cash proceeds therefrom. These statements are based on various assumptions, whether or not identified in this Report, and on the current expectations of Slam’s, Topco’s and Lynk’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of the parties, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements.

The forward-looking statements involve significant risk and uncertainties that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, among others, the following: (1) whether we will be able to successfully enter into any non-redemption agreements with certain shareholders of the Company; (2) whether the Sponsor will be able to convert its Class B Ordinary Shares into Public Shares on the next business day following the Shareholder Meeting; (3) the approval of the Extension Amendment Proposal and Founder Share Amendment Proposal at the Shareholder Meeting; (4) the amount remaining in the Company’s Trust Account following any shareholder redemptions in connection with the Shareholder Meeting; (5) the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination; (6) satisfaction or waiver (if applicable) of the conditions to the Business Combination, including with respect to the approval of the shareholders of Slam; (7) the ability to obtain approval to list the combined company’s securities on an approved stock exchange; (8) the risk that the Business Combination disrupts current plans and operations of Slam or Lynk as a result of the announcement and consummation of the transactions described herein; (9) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (10) uncertainty of the costs related to the Business Combination; (11) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the Business Combination; (12) the possibility that Slam and Lynk may be adversely affected by other economic, business, and/or competitive factors; (13) the outcome of any legal proceedings that may be instituted against Slam, Topco or Lynk or any of their respective directors or officers, following the announcement of the Business Combination; (14) the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated shareholder redemptions and purchase price and other adjustments; (15) risks related to domestic and international political and macroeconomic uncertainty, including the Russia-Ukraine conflict and the Israel-Hamas war; (16) the risk that any of the conditions to closing of the Business Combination are not satisfied in the anticipated manner or on the anticipated timeline or are waived by any of the parties thereto; (17) risks related to the rollout of Lynk’s business strategy and the timing of expected business milestones; (18) the amount of redemption requests made by Slam’s public shareholders; (19) the ability of Slam to issue equity, if any, in connection with the Business Combination or to otherwise obtain financing in the future; (20) risks related to Lynk’s industry; (21) the inability to complete any private placement financing, the amount of any private placement financing or the completion of any private placement financing with terms unfavorable to you; and (22) those factors discussed in the definitive proxy statement filed by the Company with the SEC on November 25, 2024, the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and subsequent Quarterly Reports on Form 10-Q, in each case, under the heading “Risk Factors,” and other documents of Slam, Topco or Lynk to be filed with the SEC, including the proxy statement/prospectus. If any of these risks materialize or Slam’s or Lynk’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Slam nor Lynk presently know or that Slam and Lynk currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Slam’s, Topco’s and Lynk’s expectations, plans or forecasts of future events and views as of the date of this Report. Slam, Topco and Lynk anticipate that subsequent events and developments will cause Slam’s, Topco’s and Lynk’s assessments to change. However, while Slam, Topco and Lynk may elect to update these forward-looking statements at some point in the future, each of Slam, Topco and Lynk specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing Slam’s, Topco’s and Lynk’s assessments as of any date subsequent to the date of this Report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 12, 2024

SLAM CORP.

By:	/s/ Ryan Bright
Name:	Ryan Bright
Title:	Chief Financial Officer